UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23015

SEI Catholic Values Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: February 29, 2016

Date of reporting period: February 29, 2016

Item 1. Reports to Stockholders.

February 29, 2016

ANNUAL REPORT

SEI Catholic Values Trust

➤ Catholic Values Equity Fund

➤ Catholic Values Fixed Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI CATHOLIC VALUES TRUST — FEBRUARY 29, 2016

Letter to Shareholders

To our Shareholders:

The Funds’ inaugural fiscal time period — from the start of the Funds commencement in April 2015 through the end of February 2016 — was notable for several key themes: energy-sector volatility spreading amid continued oil-price weakness, and central-bank policies diverging in the face of disinflationary pressures. The Federal Reserve (“Fed”) commenced rate increases, while the European Central Bank (“ECB”), Bank of Japan and People’s Bank of China deepened their commitments to accommodation — ultimately reinforcing the strong-U.S. dollar/weak-commodity-prices dynamic.

Geopolitical Events

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence. Broader involvement escalated, with Russia’s airpower commitment in early fall and a redoubled coalition of Western powers targeting Islamic State after a series of attacks by religious extremists across the globe. A U.S.-Russia-brokered ceasefire between the Syrian regime and nationalist rebels (excluding Islamic State and other terrorist groups) came into effect during the final days of the period. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere in the Middle East and Northern Africa, and taken a terrible human toll, it has not had a significant impact on global markets or the economy. In fact, the price of oil continued to drop despite considerable regional instability.

Oil-price weakness remained primarily attributable to oversupply: the Organization of Petroleum Exporting Countries’ early December meeting yielded no production cuts; U.S. Congress approved the restoration of oil exports in mid-December; and Iran’s multi-lateral agreement on the scope of its nuclear program paved the way for its post-sanction return as a major low-cost oil supplier.

Economic Performance

In the U.S., economic growth during the second quarter of 2015 bordered on impressive, due in large part to strong consumer activity; both retail sales and consumer-spending measures registered significant spikes in May. The pace of growth essentially halved during the third quarter on modest inventory restocking amid slow sales and lackluster export activity. Fourth-quarter growth decelerated further, as industrial production and manufacturing came under pressure from the effects of U.S. dollar strength. The labor market consistently improved, with the unemployment rate declining to 4.9% in January; while the percentage of Americans participating in the labor force bottomed at a 38-year low in September, it rose slowly to finish the period above where it began. The Fed raised the federal funds rate in mid-December for the first time since 2006, leaving behind a near-zero interest rate that had been in place since late 2008.

Market Developments

Financial markets began the Funds’ recently completed fiscal period on generally positive footing, as U.S. dollar strength continued on the expectation of tighter Fed policy — which weighed on a long list of other currencies around the globe. Risk assets came under pressure in late spring, as China’s mainland stock exchanges gave back a significant portion of recent gains, with more-severe declines and a sharp volatility spike in late summer after China moderately devalued its currency. China’s decision to devalue the renminbi in late August was arguably the most significant market surprise of the period; choppy and opaque implementation, coupled with limited commitment to a market-determined exchange rate, has not engendered a great deal of confidence in China’s effectiveness in managing market pressures. As 2015 came to a close, the questionable health of U.S. energy companies, given a persistent multi-year oil-price decline, raised concerns among high-yield bond investors — resulting in a sharp selloff that likely discouraged equity investors and kept a lid on performance at year end. The year of 2016 began with a global flight to quality, benefitting safe-haven assets at the expense of risk assets. A trend reversal took place in mid-February, and

SEI Catholic Values Trust / Annual Report / February 29, 2016	1

SEI CATHOLIC VALUES TRUST — FEBRUARY 29, 2016

Letter to Shareholders (Concluded)

risk assets rotated back into favor through the end of the period. Fourth-quarter 2015 earnings for domestically oriented companies outside of energy and commodities were strong, providing rationale for a cautiously optimistic outlook. The U.S. dollar ended the period 8.6% higher against a trade-weighted basket of currencies.

For the period ended February 29, 2016, the MSCI All-Country World Index, a proxy for global equities, fell 13.45% in U.S. dollar terms (though performance was generally better in local currencies), while the S&P 500 Index fell 5.59%, including dividends. Emerging-market equity returns were deeply negative in U.S. dollar terms, with the MSCI Emerging Markets Index falling 27.86%.

U.S. large caps (represented by the Russell 1000 Index) continued to outpace small caps, (represented by the Russell 2000 Index), delivering (6.7%) and (14.24%), respectively. Defensive and less-cyclically sensitive equity sectors (which typically exhibit lower volatility in challenging market environments compared to cyclically-sensitive sectors) fared relatively well. Consumer staples, utilities and telecommunications led (with positive returns in the U.S. and comparably small declines globally), while energy and materials lagged considerably.

Global fixed income, as measured by the Barclays Global Aggregate Bond Index, advanced 0.74% in U.S. dollar terms during the period. U.S. Treasurys delivered positive returns, despite headwinds from rising interest-rate expectations ahead of the Fed’s December move. Short-term Treasury rates increased over the full period, while intermediate-and long-term rates declined, resulting in a flatter yield curve.

U.S. investment-grade corporate debt produced negative returns for the period: the Barclays Investment Grade U.S. Corporate Index fell 1.11%. Meanwhile, the high-yield market swooned — particularly from November through January amid intensifying concerns about distressed energy debt — with the BofA Merrill Lynch U.S. High Yield Constrained Index plummeting 9.11% in the period.

Mortgage-backed securities (“MBS”) delivered positive returns: the Barclays U.S. Mortgage Backed Securities Index advanced 2.09%. MBS spreads were stable compared to the volatility of equity and fixed-income markets, thanks to a continued housing recovery.

Emerging-market debt delivered the most deeply negative performance among fixed-income market segments; but the decline was mostly limited to local-currency bonds, largely a casualty of U.S. dollar strength. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, fell 12.37%; the J.P. Morgan EMBI Global Diversified Index, which tracks foreign-currency-denominated debt, declined 0.73%.

The persistent combination of subdued inflation and U.S. dollar strength continued to challenge inflation-sensitive assets such as Treasury inflation-protected securities and commodities. The latter were hit especially hard, with the price per barrel of West Texas Intermediate crude oil declining by more than 40% during the period.

Our View

We continue to expect equities to outperform fixed income over the coming months. Although opportunities appeared to be more promising in developed international equities outside the U.S. at the end of the period, recent market dynamics have brought U.S. equity valuations more closely in line with other developed markets; Japan, however, continues to sell at attractive valuations. While the eurozone economy should continue to be supported by ECB policy, new risks have materialized: an immigration crisis, the possibility that Britain may leave the European Union as well as concerns about the European banking system and the health of some peripheral eurozone countries.

We believe there is good reason to expect equities to show resilience once they adjust to the start of the Fed tightening cycle. Fed policy will likely remain benign relative to past tightening cycles, and the yield curve is far from inversion. The U.S. economy is certainly not at risk of overheating; there is no precedent for rate hikes to come in quick succession. As such, we continue to prefer a strategy of “buying on the dip” selectively.

2	SEI Catholic Values Trust / Annual Report / February 29, 2016

Within fixed-income markets, commodity-related weakness and the likelihood of additional rate increases by the Fed have the potential to remain sources of both caution and opportunity. We expect these conditions to favor active management.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

SEI Catholic Values Trust / Annual Report / February 29, 2016	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI CATHOLIC VALUES TRUST — FEBRUARY 29, 2016 (Unaudited)

Catholic Values Equity Fund

I. Objective

The Catholic Values Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of February 29, 2016: BlackRock Investment Management, LLC; Brandywine Global Investment Management, LLC; EAM Investors, LLC; EARNEST Partners LLC; Parametric Portfolio Associates LLC; Snow Capital Management, L.P.; and Waddell & Reed Investment Management Company There were no manager changes during the period.

III. Returns

For the period from April 30, 2015 (the Fund’s inception date) through February 29, 2016, the Catholic Values Equity Fund, Class A returned -13.66%. The Fund’s primary benchmark — the Russell 3000 Index (USD) — returned -7.32%.

IV. Performance Discussion

Absolute performance faced significant challenges as equity markets slumped in summer 2015, and particularly in late August, as concerns about emerging markets and oil prices came to the forefront for investors. As noted in the enclosed shareholder letter, losses were more pronounced within energy and cyclical sectors, smaller-cap stocks and outside of the U.S. The Fund recovered most of its losses by early November, as data illustrated an improving domestic economy. This gave way to the Federal Open Market Committee’s modest rate hike in December, which, as the shareholder letter addressed, introduced a backdrop of monetary policy differences between the U.S. and other major developed nations that remained on an easing track. This dissonance led to strong U.S. dollar appreciation versus other currencies, which further exacerbated weakness among non-U.S. investments from a U.S. investor perspective. Concerns had resurfaced by the end of November, evidenced by the widening of spreads in high-yield energy-sector names and emerging markets. The Fund slid along with equity markets through December and January as investors exercised the preference for safety assets. By early February, momentum shifted back in favor of a broad equity-market advance, which remained intact through the end of the period.

The Fund’s relative performance struggled during the period largely as a result of manager exposures to the trends listed above. Our non-U.S. manager, EARNEST Partners LLC, lagged due to its focus on China and emerging markets, which prompted the Fund’s underweight to the manager versus its strategic target for much of the period. Brandywine Global Investment Management and Snow Capital Management, L.P., domestic deep-value managers within large cap and small cap, respectively, were also challenged during the period. The Fund’s allocations to them led to losses resulting from the dislocation within energy and industrial names. Both managers added to distressed positions and upgraded their portfolio holdings — consistent with their expected management style during a challenging environment — and the Fund modestly added to its allocations late in the period to position for an expected rebound in valuations and on the belief that the market selloff was overdone.

Catholic Values Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date
Class A	(13.66)%
Class Y	(14.05)%
Russell 3000 Index	(7.32)%

4	SEI Catholic Values Trust / Annual Report / February 29, 2016

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class A, versus the Russell 3000 Index

[1]

For the period ended 2/29/2016. Past performance is no indication of future performance. Class A shares were offered beginning on 4/30/2015 and Class Y share were offered beginning 5/31/2015. The graph is based on only the Class A; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class Y, versus the Russell 3000 Index

[1]

For the period ended 2/29/2016. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/31/2015 and Class A share were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class A would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 29, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI CATHOLIC VALUES TRUST — FEBRUARY 29, 2016

Catholic Values Fixed Income Fund

I. Objective

The Catholic Values Fixed Income Fund (the “Fund”) seeks a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of February 29, 2016: Income Research & Management; Western Asset Management Company; and Western Asset Management Company Limited. There were no manager changes during the period.

III. Returns

For the period from April 30, 2015 (the Fund’s inception date) through February 29, 2016, the Catholic Values Fixed Income Fund, Class A returned 0.54%. The Fund’s benchmark — the Barclays U.S. Aggregate Bond Index (USD) — returned 1.40%.

IV. Performance Discussion

Absolute performance over the period was driven by a number of sectors. U.S. Treasurys were one of the most significant contributors; as the enclosed shareholder letter notes, the yield curve flattened, with longer-maturity bonds outperforming shorter-maturity bonds. Credit spreads widened in the investment-grade sector, but the contribution to absolute return was positive outside of industrials, where energy and basics experienced negative returns. A meaningful exposure to mortgage-backed securities (MBS), specifically agency MBS, contributed significantly to performance. As addressed in the shareholder letter, the housing market continued to improve during the period.

The Fund’s underweight to U.S. Treasurys detracted from relative performance, as corporate credit underperformed Treasurys amid credit spread widening during the period. An underweight to MBS, coupled with issue selection within the sector, detracted from relative performance. Favorable active yield-curve and duration positioning contributed to relative performance. A yield-curve-flattening position benefitted as longer-dated bonds outperformed shorter-dated bonds.

For Western Asset Management, duration and yield-curve positioning were the most significant contributors to relative performance, while small positions in emerging-market debt and non-investment-grade corporate bonds detracted. For Income Research & Management, an overweight to corporate credit and an underweight to agency MBS detracted from relative performance.

The Fund used U.S. Treasury futures, Eurodollar Futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on performance.

Catholic Values Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date
Class A	0.54%
Class Y	1.00%
Barclays U.S. Aggregate Bond Index	1.40%

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class A, versus the Barclays U.S. Aggregate Bond Index

[1]

For the period ended 2/29/2016. Past performance is no indication of future performance. Class A shares were offered beginning on 4/30/2015 and Class Y share were offered beginning 5/31/2015. The graph is based on only the Class A; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

6	SEI Catholic Values Trust / Annual Report / February 29, 2016

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class Y, versus the Barclays U.S. Aggregate Bond Index

[1]

For the period ended 2/29/2016. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/31/2015 and Class A share were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class A would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 29, 2016	7

SCHEDULE OF INVESTMENTS

Catholic Values Equity Fund

February 29, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 74.2%

Consumer Discretionary — 11.8%
Abercrombie & Fitch, Cl A	10,348	$301
Amazon.com*	3,200	1,768
Best Buy	2,579	84
Big Lots	4,527	183
Callaway Golf	9,292	83
Carnival	19,835	951
Chipotle Mexican Grill, Cl A*	1,892	963
Comcast, Cl A	16,026	925
Cracker Barrel Old Country Store	315	47
Dave & Buster’s Entertainment*	2,391	88
Dillard’s, Cl A	2,455	205
Dollar General	2,489	185
Domino’s Pizza	2,418	322
Ford Motor	24,722	309
Gap	2,620	72
General Motors	31,810	937
Genesco*	2,431	160
Goodyear Tire & Rubber	13,884	418
Hasbro	2,175	165
Hilton Worldwide Holdings	4,300	89
Home Depot	12,243	1,520
John Wiley & Sons, Cl A	1,814	79
Johnson Controls	5,015	183
Kohl’s	9,233	431
L Brands	1,996	169
Liberty Global, Cl A*	18,706	689
Lowe’s	1,465	99
Macy’s	12,827	554
Magna International	20,727	805
McDonald’s	1,030	121
Netflix*	7,531	703
NIKE, Cl B	20,308	1,251
Nordstrom	1,997	103
Office Depot*	13,586	69
PVH	956	76
Ralph Lauren, Cl A	1,477	134
Royal Caribbean Cruises	1,916	143
Staples	11,068	105
Starbucks	9,814	571

Description	Shares	Market Value ($ Thousands)

Starwood Hotels & Resorts Worldwide	914	$63
Target	2,839	223
Time Warner	890	59
TJX	1,445	107
TripAdvisor*	3,562	223
Tupperware Brands	3,740	187
VF	3,024	197
Visteon	1,449	101
VOXX International, Cl A*	28,319	113
Walt Disney	4,056	387
Wayfair, Cl A*	2,227	87
Williams-Sonoma	1,501	78

		17,885

Consumer Staples — 5.8%
Altria Group	1,949	120
Andersons	8,408	226
Campbell Soup	6,043	373
Clorox	2,458	311
Coca-Cola	8,967	387
Coca-Cola Enterprises	3,388	164
Colgate-Palmolive	1,477	97
Constellation Brands, Cl A	4,666	660
Costco Wholesale	6,339	951
CVS Health	3,797	369
General Mills	5,126	302
Hershey	1,640	149
Kellogg	3,207	237
Kimberly-Clark	3,063	399
Kraft Heinz	9,715	748
Kroger	1,278	51
Molson Coors Brewing, Cl B	4,960	423
Mondelez International, Cl A	4,786	194
Omega Protein*	8,571	204
PepsiCo	6,149	601
Philip Morris International	13,587	1,237
Procter & Gamble	5,857	470
Sysco	2,183	96

		8,769

Energy — 4.1%
Apache	10,394	398
Baker Hughes	2,580	111
Cabot Oil & Gas	17,962	361
California Resources	1,054	1
CARBO Ceramics	17,963	359
Chevron	1,314	110
Cimarex Energy	7,426	624
Concho Resources*	1,485	134
ConocoPhillips	4,113	139
Devon Energy	24,776	488
EOG Resources	7,081	458
Equities	772	43
Exxon Mobil	8,408	674

8	SEI Catholic Values Trust / Annual Report / February 29, 2016

Description	Shares	Market Value ($ Thousands)

Halliburton	9,022	$291
Hess	3,807	166
Newfield Exploration*	3,310	90
Occidental Petroleum	11,209	771
PBF Energy, Cl A	12,780	386
Schlumberger	2,097	150
Southwestern Energy*	9,303	54
Spectra Energy	6,476	189
Tidewater	41,149	237

		6,234

Financials — 12.8%
Allied World Assurance Holdings	1,601	52
Allstate	5,134	326
American Equity Investment Life Holding	8,447	115
American Express	800	44
American Homes 4 Rent, Cl A‡	4,082	57
American International Group	8,266	415
American Tower‡	9,838	907
Arthur J Gallagher	2,146	85
Bancorp*	38,209	182
Bank of America	127,286	1,594
Bank of New York Mellon	5,555	197
Berkshire Hathaway, Cl B*	11,626	1,560
BlackRock, Cl A	260	81
Blackstone Group LP (A)	22,878	594
CBRE Group, Cl A*	3,632	92
Chimera Investment‡	9,801	128
Chubb	2,151	248
Citigroup	52,602	2,044
Corporate Office Properties Trust‡	3,415	80
Crown Castle International‡	5,613	485
Everest Re Group	3,089	575
FBR	7,201	126
FCB Financial Holdings, Cl A*	3,370	101
First Commonwealth Financial	19,970	172
First Niagara Financial Group	4,628	43
Goldman Sachs Group	3,101	464
Green Dot, Cl A*	32,877	679
Hartford Financial Services Group	1,072	45
HCP‡	5,614	166
Highwoods Properties‡	2,412	105
HomeStreet*	8,683	173
Jones Lang LaSalle	1,215	124
JPMorgan Chase	34,939	1,967
KKR LP (A)	56,996	732
Legg Mason	1,747	50
Manning & Napier, Cl A	14,085	97
McGraw Hill Financial	3,332	299
MetLife	18,458	730
Morgan Stanley	5,622	139
Morningstar	1,265	100
Northern Trust	9,913	589

Description	Shares	Market Value ($ Thousands)

ProAssurance	3,709	$183
Prologis‡	9,307	358
Santander Consumer USA Holdings*	33,236	341
Spirit Realty Capital‡	3,947	42
State Street	5,663	310
Synchrony Financial*	4,252	115
T Rowe Price Group	2,429	168
US Bancorp	4,708	181
Wells Fargo	13,758	645
Welltower‡	775	49
Weyerhaeuser‡	13,418	349

		19,503

Health Care — 10.2%
Abbott Laboratories	4,644	180
ABIOMED*	1,095	88
Akorn*	6,740	179
Alexion Pharmaceuticals*	2,899	408
Amgen	2,040	290
Anacor Pharmaceuticals*	853	54
Analogic	5,743	431
Anthem	2,173	284
Baxalta	2,288	88
Biogen*	2,683	696
BioMarin Pharmaceutical*	713	58
BioSpecifics Technologies*	1,868	66
Boston Scientific*	5,660	96
Bruker	8,311	216
Cambrex*	7,064	272
Celgene*	10,102	1,019
Charles River Laboratories International*	3,356	246
Cigna	1,258	176
Collegium Pharmaceutical*	4,202	73
Cytokinetics*	7,723	49
Dynavax Technologies*	3,336	54
Express Scripts Holding*	626	44
FibroGen*	3,132	54
Gilead Sciences	3,311	289
Horizon Pharma*	19,452	334
Humana	1,115	197
Integra LifeSciences Holdings*	8,882	545
Intuitive Surgical*	152	86
Kindred Healthcare	19,833	208
Kite Pharma*	1,227	55
Lannett*	5,557	140
Lipocine*	12,074	122
McKesson	663	103
Medtronic	17,704	1,370
Mettler-Toledo International*	2,175	685
Molina Healthcare*	1,432	89
NeoGenomics*	25,277	161
Neurocrine Biosciences*	2,220	82
Nevro*	1,655	95

SEI Catholic Values Trust / Annual Report / February 29, 2016	9

SCHEDULE OF INVESTMENTS

Catholic Values Equity Fund (Continued)

February 29, 2016

Description	Shares	Market Value ($ Thousands)

NxStage Medical*	5,715	$85
Ophthotech*	1,685	76
OPKO Health*	4,521	42
Otonomy*	2,928	37
Pacira Pharmaceuticals*	2,999	156
Portola Pharmaceuticals*	2,681	75
Premier, Cl A*	2,544	83
PTC Therapeutics*	2,962	24
Quintiles Transnational Holdings*	4,164	261
Regeneron Pharmaceuticals*	327	126
ResMed	1,742	99
Sirona Dental Systems*	1,398	154
TESARO*	1,602	65
TherapeuticsMD*	22,954	140
United Therapeutics*	3,544	432
UnitedHealth Group	10,225	1,218
Varian Medical Systems*	4,509	353
Vertex Pharmaceuticals*	5,367	459
VWR*	29,092	710
Waters*	3,224	388
Zimmer Biomet Holdings	929	90
Zoetis, Cl A	18,515	760

		15,515

Industrials — 7.5%
3M	4,377	687
Acacia Research	67,646	214
ACCO Brands*	50,936	372
Actuant, Cl A	3,147	74
AGCO	1,432	71
American Airlines Group	18,274	749
Atlas Air Worldwide Holdings*	8,409	304
Caterpillar	7,837	531
Chicago Bridge & Iron	5,939	199
Covanta Holding	8,121	113
Crane	2,776	136
CSX	2,560	62
Cummins	1,250	122
Deere	2,505	201
Delta Air Lines	26,179	1,263
Dover	1,366	83
DXP Enterprises*	2,768	38
Eaton	8,416	477
Emerson Electric	973	47
Illinois Tool Works	1,299	122
Ingersoll-Rand	4,588	255
Kansas City Southern	3,370	275
LB Foster, Cl A	18,738	257
ManpowerGroup	3,623	281
Matson	2,266	91
Nordson	1,333	96
Owens Corning	3,846	165
Parker-Hannifin	926	94
Pitney Bowes	2,185	40

Description	Shares	Market Value ($ Thousands)

Rockwell Automation	1,196	$124
Rockwell Collins	8,450	740
Southwest Airlines	2,354	99
Stanley Black & Decker	2,756	259
Terex	12,088	271
Titan Machinery*	12,758	121
TransDigm Group*	414	88
Triumph Group	14,083	429
Union Pacific	2,036	161
United Parcel Service, Cl B	3,789	366
Waste Management	1,918	107
Wesco Aircraft Holdings*	41,595	532
WESCO International*	1,213	53
WW Grainger	1,538	334
Xylem	7,036	263

		11,366

Information Technology — 16.4%
Activision Blizzard	5,389	171
Adobe Systems*	13,208	1,125
Alliance Data Systems*	1,019	214
Alphabet, Cl A*	4,279	3,069
Alphabet, Cl C*	851	594
Analog Devices	1,606	85
Apple	22,371	2,163
Applied Materials	60,774	1,147
Applied Optoelectronics*	5,229	94
Autobytel*	5,003	96
Autodesk*	1,781	92
Black Box	16,909	224
Broadcom	611	82
CA	8,337	244
Cisco Systems	46,043	1,205
Cognizant Technology Solutions, Cl A*	8,683	495
eBay*	10,272	244
Facebook, Cl A*	20,827	2,227
GoDaddy, Cl A*	1,847	58
HP	8,538	91
Intel	20,433	605
International Business Machines	4,148	543
Juniper Networks	4,590	113
Keysight Technologies*	6,271	164
Lam Research	3,278	240
Lexmark International, Cl A	4,860	151
LogMeIn*	1,471	75
MasterCard, Cl A	9,053	787
Micron Technology*	59,830	636
Microsoft	50,591	2,574
National Instruments	2,999	86
NetApp	2,221	55
NVIDIA	3,110	97
Open Text	5,563	277
Oracle	13,817	508

10	SEI Catholic Values Trust / Annual Report / February 29, 2016

Description	Shares	Market Value ($ Thousands)

OSI Systems*	8,049	$486
QUALCOMM	6,141	312
salesforce.com inc*	8,447	572
SanDisk	1,186	86
Silicon Graphics International*	52,644	320
Solera Holdings	1,471	82
Symantec	14,140	273
Texas Instruments	4,776	253
Visa, Cl A	25,061	1,814
Xerox	9,532	92

		24,921

Materials — 3.5%
Air Products & Chemicals	5,522	731
Alcoa	5,402	48
American Vanguard	3,392	43
Ball	5,110	338
Cabot	1,966	88
Dow Chemical	9,837	478
Eastman Chemical	6,590	423
Ecolab	2,953	303
FMC	3,280	123
Louisiana-Pacific*	16,388	260
LSB Industries*	13,094	76
Mosaic	2,170	58
PPG Industries	1,218	118
Praxair	6,686	681
Reliance Steel & Aluminum	5,696	347
Sherwin-Williams	3,191	863
Sonoco Products	6,077	266
United States Steel	10,810	99

		5,343

Telecommunication Services — 1.2%
8x8*	7,401	86
AT&T	14,216	525
Level 3 Communications*	8,004	389
Sprint*	30,075	103
Verizon Communications	13,416	681

		1,784

Utilities — 0.9%
AES	8,725	86
American Water Works	4,543	295
CMS Energy	8,598	340
Eversource Energy	1,974	107
Exelon	5,725	180
PG&E	1,952	111
Pinnacle West Capital	678	47
Sempra Energy	667	64
Xcel Energy	5,348	211

		1,441

Total Common Stock (Cost $120,962) ($ Thousands)		112,761

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK — 22.6%

Australia — 0.3%
BHP Billiton ADR	17,372	$393

Austria — 1.0%
Conwert Immobilien Invest	21,010	293
Erste Group Bank	21,318	549
Schoeller-Bleckmann Oilfield Equipment	4,428	251
voestalpine	13,568	394

		1,487

Belgium — 0.8%
Anheuser-Busch InBev ADR	11,072	1,234

Bermuda — 0.2%
Aspen Insurance Holdings	2,284	102
Endurance Specialty Holdings	1,490	93
Validus Holdings	2,718	122

		317

Brazil — 0.4%
Banco Bradesco ADR	42,658	226
Banco do Brasil	29,100	100
Qualicorp	84,007	270

		596

British Virgin Islands — 0.7%
Michael Kors Holdings*	18,214	1,032

Canada — 1.7%
Canadian Natural Resources	34,980	729
Canadian Pacific Railway	3,720	451
Magna International	11,610	450
Tencent Holdings ADR	33,681	618
Thomson Reuters	7,621	279

		2,527

China — 0.8%
Anhui Conch Cement, Cl H	117,500	233
China Oilfield Services, Cl H	360,000	265
Industrial & Commercial Bank of China, Cl H	286,000	141
Mindray Medical International ADR	15,068	419
Weichai Power, Cl H	186,000	170

		1,228

Colombia — 0.1%
Bancolombia ADR	6,273	189

Czech Republic — 0.0%
Komercni banka as	384	72

SEI Catholic Values Trust / Annual Report / February 29, 2016	11

SCHEDULE OF INVESTMENTS

Catholic Values Equity Fund (Concluded)

February 29, 2016

Description	Shares	Market Value ($ Thousands)

France — 0.7%
Societe Generale	13,398	$472
Sodexo	6,175	628

		1,100

Germany — 0.3%
BASF	4,063	266
Continental	1,202	241

		507

Hong Kong — 0.8%
China Mobile ADR	13,480	721
Orient Overseas International	114,500	416

		1,137

India — 0.6%
HDFC Bank ADR	10,729	567
ICICI Bank ADR	59,095	335

		902

Indonesia — 0.1%
Indofood Sukses Makmur	293,300	155

Ireland — 2.3%
Accenture, Cl A	3,557	357
ICON*	20,108	1,431
Jazz Pharmaceuticals*	4,230	514
Mallinckrodt*	5,918	385
Shire ADR	5,499	858

		3,545

Israel — 0.5%
Orbotech*	16,951	384
SodaStream International*	25,808	385

		769

Japan — 2.2%
Denso	17,700	657
Hitachi	81,000	343
Nippon Steel & Sumitomo Metal	12,900	223
Nomura Holdings ADR	130,370	547
Secom	7,700	548
Toyota Motor ADR	9,490	988

		3,306

Netherlands — 1.9%
AerCap Holdings*	18,370	656
Core Laboratories	7,802	819
NXP Semiconductors*	7,625	543
QIAGEN*	24,556	519
Royal Dutch Shell, Cl A	13,713	315

		2,852

Description	Shares	Market Value ($ Thousands)

Norway — 1.0%
DNB	66,835	$770
Norsk Hydro	112,860	449
Statoil ADR	22,574	329

		1,548

Puerto Rico — 0.4%
OFG Bancorp	94,860	552
Popular	4,269	113

		665

South Korea — 0.5%
Hyundai Mobis	2,326	468
Samsung Electronics	369	352

		820

Spain — 0.6%
Amadeus IT Holding, Cl A	21,065	851

Sweden — 0.4%
Getinge, Cl B	30,689	681

Switzerland — 0.3%
Credit Suisse Group ADR	33,036	440

Taiwan — 0.7%
Advanced Semiconductor Engineering	416,000	475
Taiwan Semiconductor Manufacturing	119,000	534

		1,009

Turkey — 0.4%
Akbank	67,865	170
Turkiye Garanti Bankasi	156,753	390

		560

United Kingdom — 2.9%
ARM Holdings ADR	23,404	959
BP ADR	37,346	1,087
Diageo	28,498	738
HSBC Holdings	11,770	75
ITV	79,853	277
Rio Tinto ADR	9,053	236
Shire	20,948	1,106

		4,478

Total Foreign Common Stock (Cost $41,118) ($ Thousands)		34,400

12	SEI Catholic Values Trust / Annual Report / February 29, 2016

Description	Face Amount (Thousands)/Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
United States Treasury Bill
0.437%, 08/18/2016 (B)	$100	$100

Total U.S. Treasury Obligation (Cost $100) ($ Thousands)		100

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.300%**†	3,009,631	3,010

Total Cash Equivalent (Cost $3,010) ($ Thousands)		3,010

Total Investments — 98.9% (Cost $165,190) ($ Thousands)		$150,271

A list of the open futures contracts held by the Fund at February 29, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index	3	Mar-2016	$5
S&P 500 Index E-MINI	13	Mar-2016	33

			$38

For the period ended February 29, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $151,872 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of February 29, 2016.

†	Investment in Affiliated Security (see Note 2).

‡	Real Estate Investment Trust.

(A)	Security is a Master Limited Partnership. At February 29, 2016, such securities amounted to $1,326 ($ Thousands), or 0.87% of Net Assets (See Note 2).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

The following is a list of the level of inputs used as of February 29, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$112,761	$—	$—	$112,761
Foreign Common Stock	34,400	—	—	34,400
U.S. Treasury Obligation	—	100	—	100
Cash Equivalent	3,010	—	—	3,010

Total Investments in Securities	$150,171	$100	$—	$150,271

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$38	$—	$—	$38

*	Futures contracts are valued at the unrealized appreciation/ (depreciation) on the instrument.

For the period ended February 29, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended February 29, 2016, there were no transfers from Level 2 into Level 3 assets and liabilities.

For the period ended February 29, 2016, there were no Level 3 securities.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 29, 2016	13

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund

February 29, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 35.3%

Consumer Discretionary — 3.3%
1011778 BC ULC
6.000%, 04/01/2022 (A)	$20	$21
21st Century Fox America
6.150%, 02/15/2041	180	194
Amazon.com
4.950%, 12/05/2044	30	33
CCO Safari II
6.484%, 10/23/2045 (A)	100	105
4.908%, 07/23/2025 (A)	222	228
Comcast
6.400%, 05/15/2038	430	544
3.375%, 08/15/2025	150	157
Dollar Tree
5.750%, 03/01/2023 (A)	180	192
Ford Motor
4.750%, 01/15/2043	170	156
General Motors
6.250%, 10/02/2043	40	39
4.200%, 03/01/2021	405	406
Historic TW
9.150%, 02/01/2023	100	129
L Brands
5.625%, 10/15/2023	10	11
McDonald’s MTN
3.700%, 01/30/2026	30	31
NCL
4.625%, 11/15/2020 (A)	20	19
Netflix
5.500%, 02/15/2022	80	84
Time Warner
7.570%, 02/01/2024	101	123
4.750%, 03/29/2021	140	151
3.600%, 07/15/2025	135	132
Viacom
4.850%, 12/15/2034	220	174

		2,929

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Consumer Staples — 3.5%
Altria Group
5.375%, 01/31/2044	$60	$68
4.750%, 05/05/2021	50	55
2.850%, 08/09/2022	150	151
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	386	414
3.650%, 02/01/2026	230	237
3.300%, 02/01/2023	50	51
2.650%, 02/01/2021	30	31
Anheuser-Busch InBev Worldwide
2.500%, 07/15/2022	150	148
Constellation Brands
4.750%, 11/15/2024	100	105
CVS Health
5.750%, 05/15/2041	70	82
5.125%, 07/20/2045	80	90
4.875%, 07/20/2035	20	22
3.875%, 07/20/2025	20	21
CVS Pass-Through Trust
7.507%, 01/10/2032 (A)	428	508
Diageo Capital
4.828%, 07/15/2020	150	165
Kraft Foods Group
5.375%, 02/10/2020	30	33
3.500%, 06/06/2022	40	41
Kraft Heinz Foods
5.200%, 07/15/2045 (A)	20	22
5.000%, 07/15/2035 (A)	20	21
4.875%, 02/15/2025 (A)	10	11
3.950%, 07/15/2025 (A)	150	157
Mondelez International
4.000%, 02/01/2024	80	83
PepsiCo
4.600%, 07/17/2045	40	44
Pernod Ricard
4.450%, 01/15/2022 (A)	200	212
Philip Morris International
4.500%, 03/20/2042	30	31
2.900%, 11/15/2021	50	52
2.500%, 08/22/2022	50	51
Reynolds American
5.850%, 08/15/2045	130	153
3.250%, 06/12/2020	11	11
Wm Wrigley Jr
3.375%, 10/21/2020 (A)	30	31

		3,101

Energy — 3.5%
Anadarko Finance
7.500%, 05/01/2031	60	54
Anadarko Petroleum
6.200%, 03/15/2040	75	60
4.335%, 10/10/2036	1,000	352

14	SEI Catholic Values Trust / Annual Report / February 29, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Apache
4.250%, 01/15/2044	$50	$36
BP Capital Markets
3.506%, 03/17/2025	90	87
Concho Resources
5.500%, 04/01/2023	40	37
ConocoPhillips
3.350%, 05/15/2025	200	177
Devon Energy
5.850%, 12/15/2025	30	26
5.000%, 06/15/2045	30	20
Devon Financing
7.875%, 09/30/2031	50	40
Ecopetrol
5.875%, 05/28/2045	100	70
Ensco
4.700%, 03/15/2021	20	11
Enterprise Products Operating
2.550%, 10/15/2019	130	126
Exxon Mobil
3.043%, 03/01/2026	40	40
Halliburton
3.800%, 11/15/2025	50	47
2.700%, 11/15/2020	10	10
Kinder Morgan
5.300%, 12/01/2034	20	16
Kinder Morgan Energy Partners
4.250%, 09/01/2024	40	35
4.150%, 02/01/2024	400	351
3.500%, 09/01/2023	30	25
MPLX
4.875%, 06/01/2025 (A)	110	90
Noble Energy
5.250%, 11/15/2043	10	7
4.150%, 12/15/2021	50	44
Oasis Petroleum
7.250%, 02/01/2019	20	12
Occidental Petroleum
4.625%, 06/15/2045	20	19
3.125%, 02/15/2022	19	19
Petrobras Global Finance BV
6.850%, 06/05/2115	50	31
5.375%, 01/27/2021	250	187
Petroleos Mexicanos
6.875%, 08/04/2026 (A)	20	21
6.625%, 06/15/2035	150	135
Pride International
6.875%, 08/15/2020	10	6
QEP Resources
5.250%, 05/01/2023	40	28
Range Resources
4.875%, 05/15/2025 (A)	40	35
Schlumberger Holdings
4.000%, 12/21/2025 (A)	30	30
3.000%, 12/21/2020 (A)	283	278

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Shell International Finance BV
4.375%, 05/11/2045	$50	$46
Sinopec Group Overseas Development
4.375%, 04/10/2024 (A)	200	212
SM Energy
6.125%, 11/15/2022	20	9
5.000%, 01/15/2024	30	12
Sunoco Logistics Partners Operations
3.450%, 01/15/2023	147	120
Valero Energy
6.125%, 02/01/2020	74	79

		3,040

Financials — 13.4%
ACE INA Holdings
4.350%, 11/03/2045	30	32
3.350%, 05/03/2026	10	10
2.300%, 11/03/2020	10	10
AgriBank FCB
9.125%, 07/15/2019	264	321
AIA Group MTN
3.200%, 03/11/2025 (A)	200	198
Ally Financial
8.000%, 11/01/2031	50	55
American Express
2.650%, 12/02/2022	140	136
American International Group
4.800%, 07/10/2045	183	168
3.750%, 07/10/2025	80	79
Bank of America MTN
5.625%, 07/01/2020	150	166
5.000%, 01/21/2044	160	170
4.875%, 04/01/2044	150	156
4.000%, 01/22/2025	300	291
3.875%, 08/01/2025	40	41
2.600%, 01/15/2019	300	302
1.950%, 05/12/2018	229	228
Blackstone Holdings Finance
6.625%, 08/15/2019 (A)	407	464
BNP Paribas MTN
4.375%, 09/28/2025 (A)	200	194
Boston Properties
3.850%, 02/01/2023	200	206
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	235	247
CDP Financial
3.150%, 07/24/2024 (A)	430	450
CIT Group
5.500%, 02/15/2019 (A)	20	21
5.000%, 08/15/2022	20	20

SEI Catholic Values Trust / Annual Report / February 29, 2016	15

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Continued)

February 29, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Citigroup
4.450%, 09/29/2027	$170	$167
3.700%, 01/12/2026	170	174
2.150%, 07/30/2018	120	119
Cooperatieve Centrale Raiffeisen-Boerenleenbank
5.750%, 12/01/2043	250	276
Credit Agricole
8.125%, 12/31/2049 (A) (B)	260	242
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	250	228
Fifth Third Bancorp
2.875%, 07/27/2020	192	193
GLP Capital
4.875%, 11/01/2020	30	30
Goldman Sachs Group MTN
7.500%, 02/15/2019	185	211
6.750%, 10/01/2037	100	114
6.250%, 02/01/2041	50	60
5.375%, 03/15/2020	100	110
5.150%, 05/22/2045	30	29
4.750%, 10/21/2045	30	30
4.250%, 10/21/2025	30	30
3.850%, 07/08/2024	190	194
2.875%, 02/25/2021	131	131
HCP
4.250%, 11/15/2023	125	122
4.000%, 06/01/2025	150	142
Health Care
4.500%, 01/15/2024	200	204
HSBC Holdings
4.250%, 03/14/2024	200	197
Intercontinental Exchange
2.750%, 12/01/2020	165	168
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)	200	184
JPMorgan Chase
4.125%, 12/15/2026	150	152
3.125%, 01/23/2025	150	150
KKR Group Finance II
5.500%, 02/01/2043 (A)	193	193
KKR Group Finance III
5.125%, 06/01/2044 (A)	215	209
Liberty Mutual Group
4.250%, 06/15/2023 (A)	200	205
MetLife
3.000%, 03/01/2025	175	167
Morgan Stanley MTN
6.625%, 04/01/2018	585	636
Navient MTN
8.000%, 03/25/2020	50	49
Prudential Financial MTN
7.375%, 06/15/2019	385	444

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Quicken Loans
5.750%, 05/01/2025 (A)	$30	$28
Royal Bank of Scotland Group
5.125%, 05/28/2024	200	192
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)	150	152
UBS Group Funding Jersey
4.125%, 09/24/2025 (A)	200	199
Ventas Realty
4.125%, 01/15/2026	136	138
2.700%, 04/01/2020	215	213
WEA Finance
3.750%, 09/17/2024 (A)	200	202
2.700%, 09/17/2019 (A)	430	429
Wells Fargo
4.900%, 11/17/2045	50	51
4.650%, 11/04/2044	100	98
4.480%, 01/16/2024	200	212
4.300%, 07/22/2027	100	104
3.450%, 02/13/2023	160	162

		11,705

Health Care — 2.1%
Amgen
3.625%, 05/22/2024	60	62
Celgene
5.000%, 08/15/2045	60	62
3.875%, 08/15/2025	110	113
Cleveland Clinic Foundation
4.858%, 01/01/2114	236	250
DaVita HealthCare Partners
5.000%, 05/01/2025	50	50
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (A)	50	51
Gilead Sciences
4.750%, 03/01/2046	50	53
3.650%, 03/01/2026	40	42
3.500%, 02/01/2025	50	52
Howard Hughes Medical Institute
3.500%, 09/01/2023	210	224
Kindred Healthcare
8.750%, 01/15/2023	30	27
Mallinckrodt International Finance
4.750%, 04/15/2023	30	26
Medtronic
3.500%, 03/15/2025	80	84
New York and Presbyterian Hospital
4.024%, 08/01/2045	465	461
Zimmer Biomet Holdings
4.450%, 08/15/2045	50	46
3.550%, 04/01/2025	230	227

		1,830

16	SEI Catholic Values Trust / Annual Report / February 29, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Industrials — 2.9%
Air Canada Pass Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	$215	$205
American Airlines Pass-Through Trust, Ser 2013-1, Cl B
5.625%, 01/15/2021 (A)	171	172
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	437	460
American Builders & Contractors Supply
5.750%, 12/15/2023 (A)	30	31
Burlington Northern Santa Fe
3.000%, 04/01/2025	150	150
Canadian Pacific Railway
6.125%, 09/15/2115	127	133
Delta Air Lines Pass-Through Trust, Ser 2012-2, Cl A
4.950%, 05/23/2019	349	367
Eaton
4.150%, 11/02/2042	70	67
Florida East Coast Holdings
6.750%, 05/01/2019 (A)	30	30
International Lease Finance
5.875%, 08/15/2022	50	53
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (A)	342	353
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	403	412
Waste Management
3.500%, 05/15/2024	70	72
West
5.375%, 07/15/2022 (A)	30	27

		2,532

Information Technology — 1.0%
Apple
3.200%, 05/13/2025	80	83
Hewlett Packard Enterprise
4.400%, 10/15/2022 (A)	160	156
Intel
3.700%, 07/29/2025	60	65
Juniper Networks
3.125%, 02/26/2019	128	128
Microsoft
4.450%, 11/03/2045	40	42
QUALCOMM
4.800%, 05/20/2045	50	46
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	190	196

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Visa
4.300%, 12/14/2045	$50	$54
3.150%, 12/14/2025	80	83

		853

Materials — 1.2%
Barrick
4.100%, 05/01/2023	181	169
BHP Billiton Finance USA
6.750%, 10/19/2075 (A) (B)	200	193
5.000%, 09/30/2043	30	29
3.250%, 11/21/2021	100	100
Freeport-McMoRan
4.000%, 11/14/2021	60	41
3.550%, 03/01/2022	230	153
Glencore Funding
2.875%, 04/16/2020 (A)	200	166
2.125%, 04/16/2018 (A)	130	119
Rock-Tenn
4.000%, 03/01/2023	10	10
3.500%, 03/01/2020	20	21
Vale Overseas
4.375%, 01/11/2022	40	31

		1,032

Telecommunication Services — 1.9%
AT&T
5.650%, 02/15/2047	170	176
3.400%, 05/15/2025	438	430
Rogers Communications
6.800%, 08/15/2018	185	206
Verizon Communications
6.550%, 09/15/2043	220	268
4.522%, 09/15/2048	465	424
3.500%, 11/01/2024	170	174

		1,678

Utilities — 2.5%
AES
5.500%, 03/15/2024	30	28
Berkshire Hathaway Energy
6.500%, 09/15/2037	97	121
3.500%, 02/01/2025	300	305
Duke Energy
3.750%, 04/15/2024	331	342
Electricite de France
3.625%, 10/13/2025 (A)	137	139
Eversource Energy
3.150%, 01/15/2025	175	174
Exelon
5.625%, 06/15/2035	100	109
5.100%, 06/15/2045 (A)	165	168

SEI Catholic Values Trust / Annual Report / February 29, 2016	17

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Continued)

February 29, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FirstEnergy
7.375%, 11/15/2031	$220	$273
Pacific Gas & Electric
6.050%, 03/01/2034	90	110
2.950%, 03/01/2026	285	287
Virginia Electric & Power
3.150%, 01/15/2026	124	127

		2,183

Total Corporate Obligations (Cost $31,430) ($ Thousands)		30,883

MORTGAGE-BACKED SECURITIES — 29.9%

Agency Mortgage-Backed Obligations — 19.30%
FHLMC
5.000%, 09/01/40 to 06/01/41	580	648
4.500%, 06/01/38	371	404
4.000%, 06/01/43 to 02/01/44	1,237	1,330
3.500%, 03/01/43 to 03/01/45	727	764
1.983%, 11/15/38	1,213	85
FHLMC ARM
2.392%, 03/01/37 (B)	421	444
FHLMC CMO, Ser 2014-328, Cl S4, IO
1.989%, 02/15/38 (B)	524	40
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.905%, 04/15/41 (B)	803	58
FNMA
5.000%, 10/01/33 to 05/01/42	2,997	3,346
4.500%, 08/01/38 to 06/01/42	518	564
4.000%, 10/01/40 to 07/01/45	1,105	1,200
3.500%, 11/01/44 to 01/01/46	1,790	1,883
2.810%, 04/01/25	110	113
FNMA ARM
2.489%, 11/01/34 (B)	193	202
2.303%, 05/01/38 (B)	283	299
FNMA CMO, Ser 2013-52, Cl MD
1.250%, 06/25/43	271	266
FNMA CMO, Ser 2015-55, Cl IO, IO
1.712%, 08/25/55 (B)	637	41
FNMA CMO, Ser 2015-56, Cl AS, IO
5.724%, 08/25/45 (B)	384	99
FNMA TBA
5.000%, 03/01/37	400	443
4.500%, 02/18/19	800	869
3.500%, 04/01/41	400	422
3.000%, 03/25/26	1,200	1,251
2.500%, 03/01/26	200	205
GNMA
4.000%, 08/20/45 to 12/20/45	976	1,050
3.500%, 08/15/42	108	114
3.000%, 09/20/45	392	407

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA, Cl IO, IO
1.084%, 07/16/56 (B)	$1,606	$120
GNMA CMO, Ser 2012-34, Cl SA, IO
5.624%, 03/20/42 (B)	258	56
GNMA CMO, Ser 2012-43, Cl SN, IO
6.175%, 04/16/42 (B)	230	54
GNMA CMO, Ser 2014-118, Cl HS, IO
5.768%, 08/20/44 (B)	445	107

		16,884

Non-Agency Mortgage-Backed Obligations — 10.6%
BBCCRE Trust 2015-GTP, Ser GTP, Cl D
4.715%, 08/10/33 (A) (B)	140	119
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW14, Cl A4
5.201%, 12/11/38	610	620
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW15, Cl A4
5.331%, 02/11/44	601	615
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl B1
0.704%, 05/25/35 (A) (B)	426	334
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl A1
0.491%, 05/25/35 (A) (B)	255	228
Commercial Mortgage Trust, Ser 2006-C7, Cl A4
5.963%, 06/10/46 (B)	168	168
Commercial Mortgage Trust, Ser 2014- CR18, Cl D
4.896%, 07/15/47	240	185
Credit Suisse Commercial Mortgage Trust, Ser 2006-C5, Cl A3
5.311%, 12/15/39	565	569
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/57	210	213
First Horizon Mortgage Pass-Through Trust, Ser 2005-AR1, Cl B1
2.608%, 04/25/35 (B)	459	332
Freddie Mac Structured Agency Credit Risk Debt Notes, Ser 2015-HQ2, Cl M3
3.433%, 05/25/25 (B)	340	296

18	SEI Catholic Values Trust / Annual Report / February 29, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Greenwich Capital Commercial Mortgage Trust, Ser 2007-GG9, Cl A4
5.444%, 03/10/39	$366	$374
GS Mortgage Securities Trust, Ser 2006-GG8, Cl A5
5.622%, 11/10/39	220	205
GS Mortgage Securities Trust, Ser 2012-GC6, Cl AS
4.948%, 01/10/45 (A)	200	224
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A4
3.377%, 05/10/45	247	259
Homestar Mortgage Acceptance, Ser 2004-5, Cl M2
0.891%, 10/25/34 (B)	367	340
IndyMac INDX Mortgage Loan Trust, Ser 2007-AR5, Cl 2A1
2.782%, 05/25/37 (B)	414	311
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB18, Cl A4
5.440%, 06/12/47	586	598
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl C
4.202%, 05/15/48 (B)	110	94
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl B
4.137%, 06/15/25 (B)	100	98
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.300%, 12/12/49 (B)	260	237
Morgan Stanley Re-REMIC Trust, Ser 2009-GG10, Cl A4B
5.988%, 08/12/45 (A) (B)	139	142
Morgan Stanley Re-REMIC Trust, Ser 2010-GG10, Cl A4B
5.988%, 08/15/45 (A) (B)	182	189
Motel 6 Trust, Ser 2015-MTL6, Cl D
4.532%, 02/05/20 (A)	230	219
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/35 (A) (B)	110	115
Reperforming Loan REMIC Trust, Ser 2005- R2, Cl 2A3
8.000%, 06/25/35 (A)	195	203
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl A2
2.804%, 01/10/45	645	648

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C28, Cl A4
5.572%, 10/15/48	$607	$613
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl A5
5.500%, 04/15/47	413	425
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl AS
3.872%, 05/15/48	120	121
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl A4
3.540%, 05/15/48	180	186

		9,280

Total Mortgage-Backed Securities (Cost $26,333) ($ Thousands)		26,164

U.S. TREASURY OBLIGATIONS — 21.2%
U.S. Treasury Bills (C)
2.400%, 03/24/16	486	486
U.S. Treasury Bonds
4.500%, 02/15/36	957	1,317
3.000%, 11/15/44	950	1,026
3.000%, 05/15/45	698	753
3.000%, 11/15/45	180	195
2.875%, 05/15/43	980	1,037
2.875%, 08/15/45	120	126
2.750%, 11/15/42	590	610
U.S. Treasury Inflation Indexed Bond
2.375%, 01/15/25	188	221
1.750%, 01/15/28	90	103
1.375%, 02/15/44	507	548
1.000%, 02/15/46	339	340
0.750%, 02/15/45	201	187
0.375%, 07/15/23	752	764
0.375%, 07/15/25	140	141
U.S. Treasury Notes
2.375%, 08/15/24	140	148
2.125%, 05/15/25	118	122
2.000%, 07/31/20	30	31
2.000%, 08/15/25	140	143
1.875%, 10/31/22	280	287
1.625%, 06/30/20	1,302	1,326
1.625%, 11/30/20	1,274	1,298
1.500%, 08/28/23	770	769
1.375%, 04/30/20	3,820	3,852
1.375%, 10/31/20	10	10
1.125%, 02/28/21	960	955
0.500%, 06/15/16	216	216
0.500%, 04/30/17	1,550	1,546

Total U.S. Treasury Obligations (Cost $18,137) ($ Thousands)		18,557

SEI Catholic Values Trust / Annual Report / February 29, 2016	19

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Continued)

February 29, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 10.1%

Mortgage Related Securities — 0.7%
Bayview Financial Asset Trust, Ser 2007- SR1A, Cl M3
1.371%, 03/25/37 (A) (B)	$382	$306
Master Asset-Backed Securities Trust, Ser 2006-FRE1, Cl A4
0.717%, 12/25/35 (B)	342	299

		605

Other Asset-Backed Securities — 9.4%
Airspeed, Ser 2007-1A, Cl G1
0.697%, 04/15/24 (A) (B)	356	283
Citibank Credit Card Issuance Trust, Ser 2014-A6, Cl A6
2.150%, 07/15/21	257	262
Colony American Homes, Ser 2014-1A, Cl A
1.576%, 05/17/31 (A) (B)	496	484
Conseco Financial, Ser 1997-7, Cl M1
7.030%, 07/15/28	242	231
DRB Prime Student Loan Trust, Ser 2015-B, Cl A1
2.327%, 10/27/31 (A) (B)	209	207
DRB Prime Student Loan Trust, Ser 2015-B, Cl A2
3.170%, 07/25/31 (A)	186	185
Ford Credit Floorplan Master Owner Trust A, Ser 2015-2, Cl A1
1.980%, 01/15/22	825	829
GSAMP Trust, Ser 2004-SEA2, Cl M2
1.677%, 03/25/34 (B)	420	290
Invitation Homes Trust, Ser 2013-SFR1, Cl A
1.576%, 12/17/30 (A) (B)	365	357
John Deere Owner Trust, Ser 2015-A, Cl A4
1.650%, 12/15/21	205	206
Nelnet Student Loan Trust, Ser 2008-3, Cl A4
2.279%, 11/25/24 (B)	120	120
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/18 (A)	293	293
RAMP Trust, Ser 2006-RZ3, Cl M1
0.547%, 08/25/36 (B)	470	338
SLM Student Loan Trust, Ser 2008-4, Cl A4
2.269%, 07/25/22 (B)	110	109

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.319%, 07/25/23 (B)	$110	$110
Small Business Administration, Ser 2010-20B, Cl 1
4.140%, 02/01/30	187	205
Small Business Administration, Ser 2011-20H, Cl 1
3.290%, 08/01/31	353	375
Small Business Administration, Ser 2013-20G, Cl 1
3.150%, 07/01/33	930	974
Small Business Administration, Ser 2014-20C, Cl 1
3.210%, 03/01/34	1,007	1,067
Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/35	1,050	1,069
Small Business Administration, Ser 2015-20F, Cl 1
2.980%, 06/01/35	251	259

		8,253

Total Asset-Backed Securities (Cost $8,911) ($ Thousands)		8,858

MUNICIPAL BONDS — 1.4%

Florida — 0.2%
Florida State Board of Administration Finance, Ser A, RB
2.638%, 07/01/21	205	207

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, Build America Bonds, Ser B-2, RB
6.116%, 01/15/40	270	355

New Jersey — 0.4%
New Jersey Economic Development Authority, Ser YY, RB
4.197%, 06/15/19	350	356

Wisconsin — 0.4%
Wisconsin State, Ser A, RB, AGM
5.200%, 05/01/18	295	311

Total Municipal Bonds (Cost $1,212) ($ Thousands)		1,229

20	SEI Catholic Values Trust / Annual Report / February 29, 2016

Description	Face Amount ($ Thousands)/ Shares	Market Value ($ Thousands)

SOVEREIGN DEBT — 1.2%
Brazilian Government International Bond
5.625%, 01/07/41	$120	$93
4.875%, 01/22/21	130	127
Indonesia Government International Bond MTN
3.750%, 04/25/22	200	199
Mexico Government International Bond MTN
5.550%, 01/21/45	200	208
Peruvian Government International Bond
6.550%, 03/14/37	10	12
5.625%, 11/18/50	40	43
Poland Government International Bond
4.000%, 01/22/24	110	118
Russian Foreign Bond - Eurobond
7.500%, 03/31/30	89	109
Turkey Government International Bond
5.625%, 03/30/21	150	160

Total Sovereign Debt (Cost $1,100) ($ Thousands)		1,069

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
Tennessee Valley Authority
4.250%, 09/15/65	178	187

Total U.S. Government Agency Obligation (Cost $173) ($ Thousands)		187

CASH EQUIVALENT — 5.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.300%**†	4,564,404	4,564

Total Cash Equivalent (Cost $4,564) ($ Thousands)		4,564

Total Investments — 104.5% (Cost $91,860) ($ Thousands)		$91,511

MORTGAGE-BACKED SECURITY SOLD SHORT— (0.8)%

Agency Mortgage-Backed Obligations — (0.8)%
FNMA TBA
3.500%, 03/01/40	(700)	(733)

Total Mortgage-Backed Security Sold Short (Proceeds $731) ($ Thousands)		$(733)

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS (D)* — 0.0%
April 2016, U.S. 10 Year Future Option Put, Expires 03/19/16, Strike Price $129.00	4	$1
April 2016, U.S. 10 Year Future Option Put, Expires 03/19/16, Strike Price $127.50	4	—

Total Purchased Options (Cost $4) ($ Thousands)		$1

WRITTEN OPTIONS (D)* — 0.0%
April 2016, IMM Euro Dollar Future Option Call, Expires 3/19/16 Strike Price $99.25	(4)	$(1)
April 2016, U.S. 10 Year Future Option Put, Expires 3/19/16 Strike Price $130.00	(3)	(3)

Total Written Options (Premiums Received $3) ($ Thousands)		$(4)

A list of the open futures contracts held by the Fund at February 29, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	6	Mar-2017	$6
90-Day Euro$	(31)	Dec-2016	(9)
90-Day Euro$	(9)	Dec-2017	(11)
Euro-Bund Index	(28)	Mar-2016	4
U.S. 10-Year Treasury Note	(21)	Jun-2016	—
U.S. 2-Year Treasury Note	(22)	Jul-2016	4
U.S. 5-Year Treasury Note	(33)	Jun-2016	7
U.S. Long Treasury Bond	(15)	Jun-2016	7
U.S. Ultra Long Treasury Bond	15	Jun-2016	(9)

			$(1)

For the period ended February 29, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of the open forward foreign currency contracts held by the Fund at February 29, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
04/12/16	SGD	620	USD	434	$(7)
04/12/16-05/13/16	EUR	1,240	USD	1,357	8
04/12/16	CNY	5,730	USD	858	(13)
04/12/16	JPY	76,483	USD	651	(28)
05/13/16	USD	434	CAD	607	14

					$(26)

SEI Catholic Values Trust / Annual Report / February 29, 2016	21

SCHEDULE OF INVESTMENTS

Catholic Values Fixed Income Fund (Concluded)

February 29, 2016

A list of the counterparties for the open forward foreign currency contracts held by the Fund at February 29, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized (Depreciation) ($ Thousands)
Bank of America	$(667)	$651	$(16)
Citigroup	(3,108)	3,098	(10)

			$(26)

For the period ended February 29, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of open centrally cleared swap agreements held by the Fund at February 29, 2016, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
UBS Warburg	CDX.NA.HY.25	Sell	5.00%	12/20/20	$(610)	$(21)
UBS Warburg	CDX.NA.IG SER XR2OZ	Sell	1.00%	12/20/20	(480)	(4)

						$(25)

Percentages are based on a Net Assets of $87,591 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of February 29, 2016.

†	Investment in Affiliated Security (see Note 5).

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of February 29, 2016.

(C)	The rate reported is the effective yield at time of purchase.

(D)	For the period ended February 29, 2016, the total amount of open purchased swaptions, written options and written swaptions, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

AGM — Assured Guaranty Municipal

ARM — Adjustable Rate Mortgage

CAD — Canadian Dollar

CL — Class

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuan

EUR — Euro

FHLMC — Federal Home Loan Mortgage Association

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only — Face amount represents notional amount

JPY — Japanese Yen

MTN — Medium Term Note

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

REMIC — Real Estate Mortgage Investment Conduit

SER — Series

SGD — Singapore Exchange

SLM — Student Loan Marketing Association

TBA — To be announced

USD — United States Dollar

The following is a list of the inputs used as of February 29, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$30,883	$—	$30,883
Mortgage-Backed Securities	—	26,164	—	26,164
U.S. Treasury Obligations	—	18,557	—	18,557
Asset-Backed Securities	—	8,858	—	8,858
Municipal Bonds	—	1,229	—	1,229
Sovereign Debt	—	1,069	—	1,069
U.S. Government Agency Obligation	—	187	—	187
Cash Equivalent	4,564	—	—	4,564

Total Investments in Securities	$4,564	$86,947	$—	$91,511

Securities Sold Short
Mortgage-Backed Security	$—	$(733)	$—	$(733)

Total Securities Sold Short	$—	$(733)	$—	$(733)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$1	$—	$—	$1
Written Options	(4)	—	—	(4)
Futures Contracts*
Unrealized Appreciation	28	—	—	28
Unrealized Depreciation	(29)	—	—	(29)
Forwards Contracts*
Unrealized Appreciation	—	22	—	22
Unrealized Depreciation	—	(48)	—	(48)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	—	(25)	—	(25)

Total Other Financial Instruments	$(4)	$(51)	$—	$(55)

*	Futures contracts, forward contracts, and credit default swaps are valued at the unrealized appreciation/ (depreciation) on the instrument.

For the period ended February 29, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended February 29, 2016, there were no transfers from Level 2 into Level 3 assets and liabilities.

For the period ended February 29, 2016, there were no Level 3 investments.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

22	SEI Catholic Values Trust / Annual Report / February 29, 2016

Statements of Assets and Liabilities ($ Thousands)

February 29, 2016

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Assets:
Investments, at value†	$147,261	$86,947
Affiliated investments, at value††	3,010	4,564
Cash	1,172	98
Cash collateral on futures	—	120
Cash collateral on swap contracts	—	42
Foreign currency, at value†††	19	—
Receivable for fund shares sold	—	172
Receivable for investment securities sold	345	1,900
Dividends and Interest receivable	265	372
Unrealized appreciation on forward foreign currency contracts	—	22
Options purchased, at value††††	—	1
Receivable for variation margin on futures contracts	—	4
Receivable for variation margin on swap contracts	—	3
Deferred offering costs	29	6
Prepaid expenses	26	14
Total Assets	152,127	94,265
Liabilities:
Payable for investment securities purchased	86	5,792
Payable for Securities Sold Short@	—	733
Payable for fund shares redeemed	1	2
Options written, at value#	—	4
Payable for variation margin on futures contracts	11	12
Administration fees payable	35	14
Shareholder servicing fees payable, Class A	10	6
Unrealized depreciation on forward foreign currency contracts	—	48
Investment advisory fees payable	34	17
Accrued expense payable	78	46
Total Liabilities	255	6,674
Net Assets	$151,872	$87,591
†Cost of investments	$162,180	$87,296
††Cost of affiliated investments	3,010	4,564
†††Cost of foreign currency	20	—
††††Cost of purchased options	—	4
@ Proceeds from securities sold short	—	731
#Premiums received on written options	—	3
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$177,063	$88,574
Undistributed net investment income	151	95
Accumulated net realized loss on investments, securities sold short, option contracts, futures, swap contracts and foreign currency	(10,460)	(671)
Net unrealized depreciation on investments and securities sold short	(14,919)	(351)
Net unrealized depreciation on options	—	(4)
Net unrealized appreciation (depreciation) on futures contracts	38	(1)
Net unrealized depreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(1)	(26)
Net unrealized depreciation on swap contracts	—	(25)
Net Assets	$151,872	$87,591
Net Asset Value, Offering and Redemption Price Per Share — Class A	$8.57	$9.89
	($142,563,788 ÷ 16,643,708 shares )	($86,405,848 ÷ 8,741,039 shares )
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$8.56	$9.89
	($9,308,148 ÷ 1,086,951 shares )	($1,185,157 ÷ 119,813 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 29, 2016	23

Statements of Operations ($ Thousands)

For the period ended February 29, 2016

	Catholic Values Equity Fund*	Catholic Values Fixed Income Fund*
Investment Income:
Dividends	$2,571	$—
Dividends from Affiliated Registered Investment Company(1)	2	4
Interest Income	1	1,804
Less: Foreign Taxes Withheld	(65)	—
Total Investment Income	2,509	1,808
Expenses:
Investment Advisory Fees	827	254
Administration Fees	413	218
Shareholder Servicing Fees, Class A Shares	325	179
Deferred offering costs(2)	87	54
Professional Fees	63	38
Registration Fees	22	13
Printing Fees	15	9
Custodian/Wire Agent Fees	14	13
Trustees’ Fees	2	1
Other Expenses	23	11
Total Expenses	1,791	790
Less:
Waiver of investment advisory fees	(417)	(93)
Waiver of shareholder servicing fees, Class A Shares	(195)	(108)
Waiver of administration fees	—	(73)
Net Expenses	1,179	516
Net Investment Income	1,330	1,292
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(10,745)	(461)
Securities Sold Short	—	13
Futures Contracts	258	(89)
Foreign Currency Transactions	24	39
Purchased and Written Options	—	12
Swap Contracts	—	11
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(14,919)	(349)
Securities Sold Short	—	(2)
Futures Contracts	38	(1)
Purchased and Written Options	—	(4)
Swap Contracts	—	(25)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1)	(26)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,015)	$410

*	Funds commenced operations on April 30, 2015.
(1)	See Note 5 in the Notes to the Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Catholic Values Trust / Annual Report / February 29, 2016

Statements of Changes in Net Assets ($ Thousands)

For the period ended February 29, 2016

	Catholic Values Equity Fund*	Catholic Values Fixed Income Fund*
	2016	2016
Operations:
Net Investment Income	$1,330	$1,292
Net Realized Loss on Investments, Securities Sold Short, Futures Contracts, Purchased and Written Options and Swap Contracts	(10,487)	(514)
Net Realized Gain on Foreign Currency Transactions	24	39
Net Change in Unrealized Depreciation on Investments, Securities Sold Short, Futures Contracts, Purchased and Written Options and Swap Contracts	(14,881)	(381)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1)	(26)
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,015)	410
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(1,169)	(1,424)
Class Y	(86)	(19)
Total Dividends and Distributions	(1,255)	(1,443)
Capital Share Transactions:
Class A*:
Proceeds from Shares Issued	176,363	97,064
Reinvestment of Dividends & Distributions	1,169	1,425
Cost of Shares Redeemed	(11,279)	(11,158)
Net Increase in Net Assets from Class A Transactions	166,253	87,331
Class Y†:
Proceeds from Shares Issued	11,675	1,219
Reinvestment of Dividends & Distributions	86	19
Cost of Shares Redeemed	(872)	(45)
Net Increase in Net Assets from Class Y Transactions	10,889	1,193
Net Increase in Net Assets Derived from Capital Share Transactions	177,142	88,524
Net Increase in Net Assets	151,872	87,491
Net Assets:
Beginning of Period	—	100 (1)
End of Period	$151,872	$87,591
Undistributed Net Investment Income	$151	$95
Capital Share Transactions:
Class A*:
Shares Issued	17,727	9,720
Shares Issued in Lieu of Dividends & Distributions	125	145
Shares Redeemed	(1,208)	(1,134)
Net Increase in Class A Shares Outstanding from Share Transactions	16,644	8,731
Capital Share Transactions:
Class Y†:
Shares Issued	1,172	123
Shares Issued in Lieu of Dividends & Distributions	9	2
Shares Redeemed	(94)	(5)
Net Increase in Class Y Shares Outstanding from Share Transactions	1,087	120
*	Fund and Class A commenced operations on April 30, 2015.
†	Class Y commenced operations May 31, 2015.
(1)	Seed money received on March 5, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 29, 2016	25

Financial Highlights

For the period ended, February 29, 2016, For a share outstanding throughout the period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments (1)	Total from Opera tions	Dividends from Net Investment Income	Distri butions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Year ($ Thou sands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
Class A
2016(2)	$10.00	$0.08	$(1.44)	$(1.36)	$(0.07)	$—	$(0.07)	$8.57	(13.66)%	$142,564	0.86%	1.32%	0.96%	84%
Class Y
2016(3)	$10.04	$0.07	$(1.47)	$(1.40)	$(0.08)	$—	$(0.08)	$8.56	(14.05)%	$9,308	0.76%	1.07%	1.01%	84%
Catholic Values Fixed Income Fund
Class A
2016(2)	$10.00	$0.14	$(0.09)	$0.05	$(0.16)	$—	$(0.16)	$9.89	0.54%	$86,406	0.71%	1.09%	1.77%	216%
Class Y
2016(3)	$9.95	$0.14	$(0.04)	$0.10	$(0.16)	$—	$(0.16)	$9.89	1.00%	$1,185	0.61%	0.84%	1.97%	216%

†	Total Returns and portfolio turnover rates are for the period indicated and have not been annualized. Total Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.
(3)	Commenced operations on May 31, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	SEI Catholic Values Trust / Annual Report / February 29, 2016

Notes to Financial Statements

February 29, 2016

1. ORGANIZATION

SEI Catholic Values Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 8, 2014.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with two operational Funds: Catholic Values Equity Fund (“Equity Fund”) and Catholic Values Fixed Income Fund (“Fixed Income Fund”) (each a “Fund,” collectively, the “Funds”), both of which are diversified Funds. The Trust is registered to offer: Class A and Class Y shares of the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

In addition to its objective and strategies, each of the Funds makes investment decisions consistent with Catholic values on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds’ social criteria. The Adviser has engaged an independent compliance support organization that has identified a list of issuers that do not align with Catholic values. The Funds will not invest in issuers identified through this process. The Adviser reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a sub-adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a sub-adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee if it receives such notification from SIMC or a sub-adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of February 29, 2016, there were no fair valued securities held by the Funds.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

SEI Catholic Values Trust / Annual Report / February 29, 2016	27

Notes to Financial Statements (Continued)

February 29, 2016

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value during the period ended February 29, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended February 29, 2016, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are market-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

28	SEI Catholic Values Trust / Annual Report / February 29, 2016

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statement of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the future contracts.

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of February 29, 2016, if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

The cost of purchased options and the premiums received for written options that are presented in the Schedule of Investments are representative of the volume of activity during the period ended February 29, 2016. In connection with option agreement securities may be set aside as collateral by a Fund’s custodian.

Written options transactions entered into during the period ended February 29, 2016 are summarized as follows:

Fixed Income Fund(1)
	Number of Contracts	Premiums ($ Thousands)
Balance at beginning of period	—	$—
Written	441	179
Expired	(264)	(100)
Closing Buys	(170)	(76)
Balance at end of period	7	$3

(1)	Fund commenced operations on April 30, 2015.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open options contracts as of February 29, 2016, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments for details regarding securities sold short as of February 29, 2016, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk

SEI Catholic Values Trust / Annual Report / February 29, 2016	29

Notes to Financial Statements (Continued)

February 29, 2016

where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are market-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Centrally Cleared swaps are valued at the settlement price established each day by the board on exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the swap contracts separately on the Statement of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the swap contracts. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, for details regarding open swap agreements as of February 29, 2016, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection

30	SEI Catholic Values Trust / Annual Report / February 29, 2016

from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At February 29, 2016, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — The Equity Fund will distribute its net investment income annually. The Fixed Income Fund declares its net investment income daily and distributes monthly. The Funds make distributions of capital gains, if any, at least annually.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Offering Costs — The Funds’ offering costs, which include typesetting and prospectus printing, and preparation of the initial registration statement, are being amortized over a twelve-month period from inception and can be found on the Statement of Operations.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or

SEI Catholic Values Trust / Annual Report / February 29, 2016	31

Notes to Financial Statements (Continued)

February 29, 2016

entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of February 29, 2016, the Fixed Income Fund is the seller (“providing protection”) on a total notional amount of $1.1 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund were the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	CORPORATE DEBT	SOVERIGN DEBT	ASSET BACKED SECURITIES	CORPORATE DEBT	Total
Fair value of written credit derivatives	$—	$—	$—	$(6,840)	$(6,840)
Maximum potential amount of future payments	—	—	—	1,090,000	1,090,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$1,090,000	$—	$—	$1,090,000
> than 100	—	—	—	—	—	—
Total	$—	$—	$1,090,000	$—	$—	$1,090,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments and the Statement of Operations.

The fair value of derivative instruments as of February 29, 2016 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$28	*	Net Assets — Unrealized appreciation on futures contracts	$29	*
	Options purchased, at value	1		Options written, at value	4
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	22		Unrealized loss on forward foreign currency contracts	48
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized appreciation on swap contracts	25	†

Total Derivatives not accounted for as hedging instruments		$51			$106

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

32	SEI Catholic Values Trust / Annual Report / February 29, 2016

The effect of derivative instruments on the Statements of Operations for the period ended February 29, 2016. Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Fixed Income Fund
Interest Rates	$12	$(89)	$—	$—	$(77)
Foreign exchange contracts	—	—	39	—	39
Credit contracts	—	—	—	11	11
Total	$12	$(89)	$39	$11	$(27)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Fixed Income Fund
Interest Rates	$(4)	$(1)	$—	$—	$(5)
Foreign exchange contracts	—	—	(26)	—	(26)
Credit contracts	—	—	—	(25)	(25)
Total	$(4)	$(1)	$(26)	$(25)	$(56)

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SIMC serves as each Fund’s investment adviser (the “Adviser”) and “manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class A shares of the Funds will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/ or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser,

Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Voluntary Expense Limitation
Equity Fund
Class A	0.60%	0.30%	0.25%	0.86%
Class Y	0.60%	0.30%	0.00%	0.76%
Fixed Income Fund
Class A	0.35%	0.30%	0.25%	0.71%
Class Y	0.35%	0.30%	0.00%	0.61%

Investment Sub-Advisory Agreements — As of February 29, 2016, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
Equity Fund
BlackRock Investment Management, LLC
Brandywine Global Investment Management, LLC
EAM Investors, LLC
EARNEST Partners, LLC
Parametric Portfolio Associates LLC
Snow Capital Management, L.P.
Waddell & Reed Investment Management Company
Fixed Income Fund
Income Research & Management
Western Asset Management Company
Western Asset Management Company Limited

SEI Catholic Values Trust / Annual Report / February 29, 2016	33

Notes to Financial Statements (Continued)

February 29, 2016

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

The Administrator and Distributor have voluntarily agreed to waive a portion of their fee for each fund. The following table lists the waivers for the period ended February 29, 2016 ($ Thousands):

	Administration Fee Waiver	Shareholder Servicing Fee Waiver (Class A)
Equity Fund	$—	$195
Fixed Income Fund	73	108

U.S. Bank, N.A. serves as the custodian of the Fixed Income Fund. Brown Brothers Harriman & Co. serves as the custodian of the Equity Fund. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions.

The following is a summary of transactions with affiliates for the period ended February 29, 2016 ($ Thousands):

SEI Daily Income Trust, Prime Obligation Fund, Cl A	Value 4/30/2015	Purchases at Cost	Proceeds from Sales	Value 02/29/2016	Dividend Income
Equity Fund	$—	$36,797	$(33,787)	$3,010	$2
Fixed Income Fund	—	92,172	(87,608)	4,564	4

Payment to Affiliates — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the period ended February 29, 2016, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Equity Fund(1)
Purchases	$—	$306,843	$306,843
Sales	—	134,031	134,031
Fixed Income Fund(1)
Purchases	206,238	58,612	264,850
Sales	171,239	9,632	180,871

(1)	Funds commenced operations on April 30, 2015.

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in TIPs, and foreign currency translations, reclassification of long term capital gain distributions on REIT securities, non-deductible expenses (excise tax, organization and registration expenses), and basis adjustments for investments in partnerships, have been reclassified to/ (from) the following accounts as of February 29, 2016:

	Paid-in-Capital ($ Thousands)	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Gain/ (Loss) ($ Thousands)
Equity Fund	$(79)	$76	$3
Fixed Income Fund	(50)	246	(196)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the period ended February 29, 2016 was as follows:

Ordinary Income ($ Thousands)
Equity Fund
2016	$1,255
Fixed Income Fund
2016	1,443

34	SEI Catholic Values Trust / Annual Report / February 29, 2016

As of February 29, 2016, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Equity Fund	$216	$—	$(2,682)	$(6,174)	$—	$(16,506)	$(45)	$(25,191)
Fixed Income Fund	254	—	(215)	—	—	(429)	(593)	(983)

Post October losses represent losses realized on investment transactions from November 1, 2015 through February 29, 2016 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2016 through February 29, 2016 and specified losses realized on investment transactions from November 1, 2015 through February 29, 2016, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Equity Fund	$2,682	$—	$2,682
Fixed Income Fund	—	215	215

For Federal income tax purposes, the cost of securities owned at February 29, 2016, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales, QTP basis, PFIC MTM, and investments in TIPs which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding foreign currency, written options and futures) by the Funds at February 29, 2016, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Equity Fund	$166,813	$4,936	$(21,478)	$(16,542)
Fixed Income Fund	91,880	1,082	(1,451)	(369)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of February 29, 2016, no provision for income tax would be required in the Funds’ financial statements. Generally, the Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Catholic Values Investing Risk — The Funds consider the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

SEI Catholic Values Trust / Annual Report / February 29, 2016	35

Notes to Financial Statements (Concluded)

February 29, 2016

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds

9. CONCENTRATION OF SHAREHOLDERS

As of February 29, 2016, SEI Private Trust Company, which is under common control with SIMC, held 99.69% of the Equity Fund Class A and Class Y, and 99.69% of the Fixed Income Fund Class A and Class Y, respectively.

SEI Private Trust Company (“SPTC”) is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

11. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of February 29, 2016.

36	SEI Catholic Values Trust / Annual Report / February 29, 2016

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

SEI Catholic Values Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Catholic Values Trust, comprised of the Catholic Values Equity Fund and Catholic Values Fixed Income Fund (collectively, the “Funds”), as of February 29, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period April 30, 2015 (commencement of operations) through February 29, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodians, transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Catholic Values Trust as of February 29, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the period April 30, 2015 (commencement of operations) through February 29, 2016, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

April 28, 2016

SEI Catholic Values Trust / Annual Report / February 29, 2016	37

TRUSTEES AND OFFICERS OF THE TRUST

The following chart lists Trustees and Officers as of February 29, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

38	SEI Catholic Values Trust / Annual Report / February 29, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 66 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2015	Independent Consultant to SEI Institutional Managed Trust, Insitutional International Trust and SEI Liquid Asset Allocation Trust. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trusts, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust. (2014-Present); Partner, Ernst & Yound LLP from 1997-2015; Global Asset Management Assuance Leader, Ernst & Young LLP from 2006-2015; and America Director of Asset Management, Ernst & Young LLP from 2006-2013.	72	N/A
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 68 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A

SEI Catholic Values Trust / Annual Report / February 29, 2016	39

TRUSTEES AND OFFICERS OF THE TRUST (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	Since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker, Bidder & Reath LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values and New Covenant Funds.

40	SEI Catholic Values Trust / Annual Report / February 29, 2016

SEI CATHOLIC VALUES TRUST — February 29, 2016

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Annualized Expense Ratios	Expenses Paid During Period*
Equity Fund
Actual Fund Return
Class A	$1,000.00	$930.40	0.86%	$4.13
Class Y	1,000.00	929.90	0.76	3.65
Hypothetical 5% Return
Class A	$1,000.00	$1,020.59	0.86%	$4.32
Class Y	1,000.00	1,021.08	0.76	3.82
Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,018.10	0.71%	$3.56
Class Y	1,000.00	1,018.30	0.61	3.06
Hypothetical 5% Return
Class A	$1,000.00	$1,021.33	0.71%	$3.57
Class Y	1,000.00	1,021.83	0.61	3.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

SEI Catholic Values Trust / Annual Report / February 29, 2016	41

Notice to Shareholders

For shareholders who do not have a February 29, 2016, taxable year end, this notice is for informational purposes only. For shareholders with a February 29, 2016, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended February 29, 2016, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Equity Fund	0.00%	0.00%	100.00%	100.00%	100.00%
Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
Equity Fund	100.00%	24.86%	0.04%	0.00%
Fixed Income Fund	0.00%	83.55%	100.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

42	SEI Catholic Values Trust / Annual Report / February 29, 2016

Shareholder Voting Proxy Results (Unaudited)

At a special meeting held on January 15, 2016, the shareholders of SEI Daily Income Trust (the “Fund”), voted on the proposals listed below. The results of the voting were as follows:

Proposal 1: Vote on Trustees/Directors

SEI Daily Income Trust
		Shares Voted	% of Shares Present	% of Outstanding Shares
Robert A. Nesher	For	8,075,875,352.359	97.526%	72.785%
	Withheld	204,931,700.674	2.474%	1.846%
William M. Doran	For	8,125,116,672.917	98.120%	73.228%
	Withheld	155,690,380.116	1.880%	1.403%
George J. Sullivan, JR.	For	8,122,048,885.252	98.083%	73.201%
	Withheld	158,758,167.781	1.917%	1.430%
Nina Lesavoy	For	7,801,123,382.934	94.208%	70.308%
	Withheld	479,683,670.099	5.792%	4.323%
James M. Williams	For	8,124,179,092.172	98.109%	73.220%
	Withheld	156,627,960.861	1.891%	1.411%
Mitchell A. Johnson	For	8,121,109,311.475	98.072%	73.192%
	Withheld	159,697,741.558	1.928%	1.439%
Hubert L. Harris, JR.	For	7,791,872,044.130	94.096%	70.225%
	Withheld	488,935,008.903	5.904%	4.406%
Susan C. Cote	For	8,131,364,002.277	98.196%	73.285%
	Withheld	149,443,050.756	1.804%	1.346%

Proposal 2: To amend the agreement and declaration of trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

SEI Daily Income Trust
	Shares Voted	% of Shares Present	% of Outstanding Shares
Affirmative	6,233,970,459.684	75.283%	56.631%
Against	1,859,454,829.397	22.455%	16.759%
Abstain	185,108,022.497	2.235%	1.668%
Broker Non-Vote	2,273,741.455	0.027%	0.020%

	8,280,807,053.033	100.000%	75.078%

SEI Catholic Values Trust / Annual Report / February 29, 2016	43

SEI CATHOLIC VALUES TRUST FEBRUARY 29,2016

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100 Oaks, PA 19456

CATHOLIC VALUES (2/16)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal period 2016 as follows:

		Fiscal 2016
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$55,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0
(c)	Tax Fees	$0	$0	$0
(d)	All Other Fees (2)	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Fiscal 2016
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal year 2016 was $240,350. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Catholic Values Equity Fund and the Catholic Values Fixed Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 274.130)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), as amended, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Catholic Values Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: May 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: May 9, 2016

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu, Controller & CFO

Date: May 9, 2016